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EXHIBIT 10.2

                              AMENDED AND RESTATED
                             1997 STOCK OPTION PLAN


                  Metro Information Services, Inc., a Virginia corporation and its subsidiaries, whether now existing or formed after the date hereof (the "Corporation"), hereby adopts an amended and restated stock option plan (the "Plan") to attract and retain key employees of the Corporation ("Employees"). This Plan replaces the Corporation's 1997 Incentive Stock Option Plan.

                  As a reward for the Employees' role in the continued growth and success of the Corporation, the Corporation desires to provide to the Employees the benefits inherent in ownership of the Corporation's common stock. This Plan provides a means whereby the Employees are given an opportunity to purchase shares of the Corporation's voting common stock on the exercise of the options ("Options") granted under this Plan.

                  This Plan is as follows:

                  1. OPTION STOCK. The aggregate number of shares that may be issued pursuant to Options granted under this Plan is 1,500,000 shares of the Common Stock of the Corporation (the "Stock").

                  2. EMPLOYEES ELIGIBLE TO RECEIVE OPTION. Only key Employees, including, without limitation, an Employee who is an officer or director of the Corporation, are eligible to participate in and receive Options under this Plan. For the purposes of this Plan, the term "key employees" shall mean and include all persons who have responsibility in the management, administration or supervision of the business or affairs of the Corporation or who are engaged in the development, sale, marketing, promotion or performance of the services of the Corporation. Directors of the Corporation who are not employees of the Corporation are not eligible to receive Options under this Plan. In determining the Employees to whom Options shall be granted under this Plan and the number of shares of the Stock as to which Options may be granted to an Employee, a committee of the Board of Directors ("Committee") shall consider the duties of the Employees, their present and potential contributions to the success of the business of the Corporation and such other factors as the Committee may deem relevant in furthering the purposes of granting such Options in the interest of the Corporation. An Employee may receive more than one Option under this Plan.

                  3. DURATION OF THE STOCK OPTION PLAN. All Options authorized under this Plan must be granted within nine (9) years and eleven (11) months from the date this Plan is adopted by the Committee or by the shareholders of the Corporation, whichever is earlier.

                  4. GRANT OF OPTIONS. The Committee shall set forth each Option and its terms and conditions on a written stock option certificate ("Option Certificate") that shall be duly authorized by the Committee. The Committee shall determine the type or types of Options to be made to each Employee and shall set forth in each Option Certificate the terms, conditions, and limitations applicable to each Option. Options may be granted singly, in combination or in tandem. Options also may be granted in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under any other employee plan of the Corporation, including the plan of any acquired entity. The Option Certificate shall set forth the number of shares of Stock that the Employee may purchase during any calendar year. The Committee, in granting the Option, may, in its sole discretion, include such terms and conditions in the Option Certificate as may be required to make the Option qualify as an incentive stock option, if applicable, under the Code.


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                  5. INCENTIVE STOCK OPTIONS. Incentive stock options, or
substitutes therefor, are options to purchase shares of common stock of the Corporation which, in addition to being subject to applicable terms, conditions, and limitations established by the Committee, comply with Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Incentive stock options shall be evidenced by Option Certificates which shall contain in substance the following terms and conditions:

                         (a) OPTION PRICE. Each Option Certificate shall set
forth the exercise price per share of the stock ("Purchase Price"). The Purchase Price per share of Stock deliverable upon the exercise of an incentive stock option shall not be less than 100% of the fair market value of the stock on the day the incentive stock option is granted, as determined by the Committee; provided, however, that the Purchase Price per share of any Option granted to an Employee who, at the time the Option is granted, is the owner of stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, shall not be less than one hundred ten percent (110%) of the fair market value of the Stock on the date that such Option is granted.

                         (b) DURATION OF OPTION. Each Option Certificate,
pursuant to which incentive stock options are granted, shall state the period or periods of time within which the incentive stock option may be exercised by the Employee, in whole or in part, which shall be such period or periods of time as may be determined by the Committee, provided that the exercise period shall not end later than nine (9) years and eleven (11) months after the date of the grant of the incentive stock option; provided, however, any Option granted to a person who, at the time the Option is granted, is the owner of Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, must be exercised no later than four (4) years and eleven (11) months after the date on which the Option is granted. The Committee, in its discretion, may reduce the time specified herein for the exercise of the Option in the Option Certificate, but may not expand on the time specified herein.

                         (c) EXERCISE OF INCENTIVE STOCK OPTION. Each Option
shall be exercised, in whole or in part, as to such number of shares of Stock and at such time or times as the Committee shall have determined at the time of grant. No more than $100,000 worth of incentive stock options, based on the Purchase Price granted under this Plan or any other incentive stock option plan sponsored by the Corporation, shall be first exercisable in any calendar year by any one employee. Except as provided in paragraph 10, an Option may only be exercised if the holder of the Option is, at the time of exercise, in the employ of the Corporation.

                         (d) CODE COMPLIANCE. Each Option Certificate, pursuant
to which incentive stock options are granted, shall contain such other terms, conditions and provisions as the Committee may determine to be necessary or desirable in order to qualify such option as a tax-favored option within the meaning of Section 422 of the Code, or the regulations thereunder. Notwithstanding Section 13 hereof, the Board shall have the power without further approval to amend the terms of the Plan or any Option Certificates thereunder for such purpose.

                  6. NON-QUALIFIED STOCK OPTIONS. Non-qualified stock options, or substitutes therefor, are options to purchase shares of common stock of the Corporation which are not intended to comply with Section 422 of the Code. Non-qualified stock options shall be evidenced by Option Certificates which shall contain in substance the following terms and conditions:

                         (a) OPTION PRICE. The purchase price per share of stock
deliverable upon the exercise of a non-qualified stock option shall be not less than 100% of the fair market value of the stock on the day the non-qualified stock option is granted, as determined by the Committee.

                         (b) DURATION OF OPTION. Each Option Certificate,
pursuant to which non-qualified stock options are granted, shall state the period or periods of time within which the non-qualified stock option may be exercised by the Employee, in whole or in part, which shall be such period or periods of time as may be determined by the Committee at the time of grant, provided that the exercise period shall not end later than nine (9) years and eleven (11) months after the date of the grant of the non-qualified stock option.



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                         (c) CASHLESS EXERCISE. To the extent permitted under
the applicable laws and regulations under Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, and with the consent of the Committee, the Corporation agrees to cooperate in a "cashless exercise" of a non-qualified stock option. The cashless exercise shall be effected by the Employee delivering to a registered securities broker acceptable to the Corporation instructions to sell a sufficient number of shares of stock to cover the costs and expenses associated therewith.

                  7. PAYMENT FOR SHARES. At the time the Option is granted, the Committee, in its sole discretion, may require payment of the Purchase Price at the date of exercise of any Option hereunder in any form permitted by the Code, including, without limitation, payment (1) in cash, (2) using a promissory note payable over a specified number of years bearing interest at a specified annual rate, (3) in stock equal to the Purchase Price or (4) any combination of the foregoing as set forth in the Option Certificate; provided, however, if the Option Certificate does not set forth a form of payment, payment shall be in cash.

                  8. SHAREHOLDER RIGHTS. The holder of an Option shall not have any of the rights of a shareholder of the Corporation with respect to the shares of the Stock issuable on the exercise of the Option until one or more certificates evidencing such shares ("Share Certificates") shall have been issued to the holder of the Option.

                  9. RESTRICTIONS ON STOCK. All persons issued Share Certificates shall sign an agreement with the Corporation indicating that they are not taking the Stock with the view for sale or distribution of the Stock and, if no registration statement is in effect with respect to such shares, that they recognize that the issuance of the Stock is not subject to registration under the Securities Act of 1933, the Securities and Exchange Act of 1934 or any state agency of any State respecting the sale and transfer of securities.

                  10. TERMINATION OF EMPLOYMENT.

                         (a) Except as provided in Section 10(b) or 10(c), no
Option granted under this Plan shall be exercisable more than thirty (30) days after the holder ceases to be an Employee of the Corporation and, on that date, all outstanding Options and any accompanying rights, to the extent they have not been exercised, shall terminate immediately. Options granted under this Plan shall not be affected by any change of employment so long as the holder continues to be an Employee of the Corporation.

                         (b) If the holder of an Option dies while employed by
the Corporation, the Option may be exercised, as to any shares subject to the Option, by the executor, administrator or personal representative of such deceased employee (or by such other person at the time who is entitled by law to the rights of such deceased employee under the Option) at any time within twelve
(12) months after the death of the Employee, but in no event after the expiration of the Option. In the event that the employment of the holder of the Option of the Corporation is terminated by reason of the disability of the holder of the Option, the Option may be exercised, as to any shares subject to the Option, by the holder thereof at any time within twelve (12) months after the date of such termination of Employee, but in no event after the expiration of the term of the Option. For the purposes of this Plan, the term "disability" shall mean a physical or mental disability as defined in Section 22(e)(3) of the Code or, if such provision is repealed, as determined by the Committee in its sole discretion. In the event that the employment of the holder of any Option is terminated by reason of retirement of the holder of the Option at such age as may be determined by the Committee at the date of the grant of the Option, the Option may be exercised (to the extent otherwise exercisable on the date of retirement of the holder of the Option) by the holder thereof at any time within three (3) months after the date of such retirement, but in no event after the expiration of the term of the Option.

                         (c) Notwithstanding anything in this Plan to the
contrary, if an Employee consultant who is paid on an hourly basis ("Hourly Consultant") experiences a break in service with the Corporation that lasts ninety (90) days or less, then the Hourly Consultant shall be entitled to retain previously granted Options as well as the vesting rights available at the time of such break in service.


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                  11. NON-TRANSFERABILITY OF OPTIONS. Options may not be
assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise), except to the extent expressly provided for in this Plan and shall not be subject to execution, attachment or similar process. Any assignment, transfer, pledge, hypothecation or other disposition of any Option attempted contrary to the provisions of this Plan or any levy of execution, attachment or other process attempted on an Option will be null and void and without effect. Any attempt to make an assignment, pledge, transfer, hypothecation or other disposition of an Option or any attempt to make a levy of execution, attachment or other process will cause the Option to be terminated immediately if the Corporation at any time should, in the sole discretion of the Committee, so elect by written notice to the person entitled to exercise the Option; provided, however, that any such termination of the Option will not prejudice any rights or amenities of the Corporation that the Corporation may have under this Plan or otherwise.

                  12. ADJUSTMENTS. If the Corporation shall at any time (a) be involved in a transaction to which Section 424(a) of the Code is applicable, (b) declare a dividend payable in stock, (c) subdivide or combine its stock or (d) be involved in any other event that, in the judgment of the Committee, necessitates action by way of adjusting the terms of the outstanding Options, then the Committee shall take any action as, in its judgment, may be necessary to preserve the outstanding Option holders' rights so that these rights remain substantially proportionate to the rights as they existed before such event. To the extent that such action shall include an increase or decrease in the number of shares of Stock subject to outstanding Options under this Plan, the aggregate number of shares of Stock available under Paragraph 1 of this Plan for issuance on exercise of outstanding Options and of additional Options that may be granted shall be increased or decreased proportionately, as the case may be. No action shall be taken by the Committee under the provisions of this Paragraph that, in its judgment, would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code or that would prevent the Option from qualifying as an incentive stock option within the meaning of the Code. The determination of the Committee with respect to any matter in this Paragraph shall be conclusive and binding on each holder of an Option granted under this Plan.

                  13. TERMINATION AND AMENDMENT OF THIS PLAN. Unless sooner terminated, this Plan shall terminate nine (9) years and eleven (11) months after the date hereof, and no Option shall be granted hereunder after that date. At any time, the Committee, without further approval of the shareholders may terminate or amend this Plan without notice or make such modifications of this Plan as it shall deem advisable; provided, however, that the Committee may not, without prior approval of the holders of a majority of the outstanding shares of the Stock of the Corporation (a) increase the maximum number of shares of Stock as to which Options may be granted under this Plan (except as contemplated by the provisions of Paragraph 11, (b) extend the term during which the Options may be granted under this Plan, (c) permit the exercise of an Option after the date on which such Option would otherwise terminate pursuant to the terms hereof or
(d) reduce the exercise price per share less than the purchase price as determined by this Plan. No termination, amendment or modification of this Plan may, without the consent of any person to whom any Option theretofore has been granted, adversely affect the rights of such person under such Option or any exercisable portion thereof. Notwithstanding the foregoing, this Plan, any Option granted hereunder and the number of shares as to which any Option under this Plan shall have been granted may be modified, retroactively at any time, to conform to the provisions of the Code and the regulations promulgated thereunder so that the Options under this Plan may qualify as incentive stock options within the meaning of the Code. No such amendment shall be considered prejudicial to the rights of any holder of any Option.

                  14. NO EMPLOYMENT RIGHTS. This Plan does not, directly or indirectly, create any right for the benefit of any Employee or class of Employees to purchase any Stock under the Plan or create in any Employee or class of Employees any right with respect to continuation of employment by the Corporation. This Plan shall not be deemed to interfere in any way with the Corporation's right to terminate or otherwise modify an Employee's employment at any time.


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                  15. ADMINISTRATION. No person shall serve as a member of the
Committee, or if a member of the Committee, shall not participate in decisions concerning the timing, pricing or amount of grant of Options hereunder, unless such person is a non-employee director as defined in Rule 16b-3 promulgated pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or any successor rule ("Rule 16b-3"). This Plan is intended to meet the requirements of Rule 16b-3 and shall be interpreted and administered so as to comply with such rule.

                  The Corporation has amended and signed this Plan on the date indicated below and shall be effective as of that date.


                                    METRO INFORMATION SERVICES, INC.


Date: March 18, 1999                By:          /S/  JOHN H. FAIN
                                       --------------------------------
                                           John H. Fain, President





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